UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): March 1, 2005



                                  Red Hat, Inc.
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               (Exact Name of Registrant as Specified in Charter)


               Delaware                  000-26281         06-1364380
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        (State or Other Juris-          (Commission       (IRS Employer
       diction of Incorporation         File Number)    Identification No.)



        1801 Varsity Drive, Raleigh, North Carolina           27606
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         (Address of Principal Executive Offices)           (Zip Code)


       Registrant's telephone number, including area code: (919) 754-3700


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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01  Entry into a Material Definitive Agreement

         Effective March 1, 2005, the Compensation Committee of the Board of Directors of Red Hat, Inc. (the "Company") approved an increase in the base salary of Michael R. Cunningham, General Counsel of the Company, from $210,000 to $225,000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      RED HAT, INC.



Date: March 3, 2005                   By: /s/ DeLisa K. Alexander
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                                            DeLisa K. Alexander
                                            Assistant Secretary